UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2012

Marlborough Software Development Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-177915	45-3751691
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Nickerson Road Marlborough, Massachusetts		01752
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 520-8400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 20, 2012, the Audit Committee of the Board of Directors of Marlborough Software Development Holdings Inc. (“MSDH” or the “Company”) approved the dismissal of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm.

PwC’s report on the Company’s consolidated financial statements for the two years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2011 and 2010, and through April 20, 2012, there were no disagreements between MSDH and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the financial statements for such years. None of the “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K have occurred during the fiscal years ended December 31, 2011 and 2010 or through April 20, 2012.

MSDH requested PwC to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of PwC’s letter, dated April 25, 2012 is attached as Exhibit 16.1 to this Form 8-K.

On April 20, 2012, the Audit Committee of the Company approved the engagement of Moody, Famiglietti & Andronico, LLP (“MFA”) as the Company’s new independent registered public accounting firm. During MSDH’s fiscal years ended December 31, 2011 and 2010 and in the subsequent interim period through the date of appointment of MFA on April 20, 2012, neither MSDH nor anyone acting on the Company’s behalf consulted with MFA regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MSDH’s financial statements, and neither a written report was provided to MSDH or oral advice was provided that MFA concluded was an important factor considered by MSDH in reaching a decision as to the accounting , auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit 16.1 Letter from PwC to SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLBOROUGH SOFTWARE DEVELOPMENT HOLDINGS INC.

Date: April 25, 2012	By:	/s/ James P. Dore
James P. Dore
Executive Vice President and Chief Financial Officer

EXHIBIT LIST

Exhibit

Exhibit 16.1 Letter from PwC to SEC